SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-33841 (Commission File Number)	20-8579133 (IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Vulcan Materials Company (the “Company”) has amended its Performance Share Unit (PSU) Award Agreement for use in granting awards under its 2006 Omnibus Long-Term Incentive Plan to its senior executives, including each of its executive officers.

The form agreement for the grants of PSUs is attached hereto as Exhibit No. 10.1.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description

10.1	Form Performance Share Unit Award Agreement, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: March 11, 2010	By:	/s/ Robert A. Wason IV
Robert A. Wason IV